Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO THE THIRD AMENDED AND

RESTATED CREDIT AGREEMENT AND WAIVER

AMENDMENT NO. 1 TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this “Amendment and Waiver”), dated as of November 14, 2014, to the Third Amended and Restated Credit Agreement, dated as of October 22, 2014 (as heretofore amended or modified, the “Credit Agreement”), among SANDRIDGE ENERGY, INC., a Delaware corporation (the “Borrower”), each LENDER from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

W I T N E S S E T H :

WHEREAS, the Borrower is party to a 30-year agreement with Occidental Petroleum Corporation (“Occidental”) for the delivery by the Borrower to Occidental of CO2 and the removal of CO2 from the Borrower’s delivered natural gas production (the “Occidental CO2 Agreement”), and pursuant to the Occidental CO2 Agreement, the Borrower is obligated to pay a penalty fee to the extent minimum required CO2 delivery volumes are not met (each such penalty fee, an “Annual CO2 Penalty”); and

WHEREAS, as a result of the Borrower’s ongoing dialogue with the Staff of the Division of Corporation Finance of the U.S. Securities and Exchange Commission (the “SEC”), and as disclosed in the Borrower’s Form 8-K filed on November 4, 2014 with the SEC (the “CO2 Penalty Reallocation 8-K”), some or all of the Annual CO2 Penalties, previously accrued by the Borrower on an annual basis, may be required to be shifted to one or more prior accounting periods of the Borrower (the “CO2 Penalty Reallocation”), which could require restatement of and delay the Borrower’s periodic financial reports under applicable Securities Laws; and

WHEREAS, the parties hereto desire to amend the Credit Agreement to provide reasonable extensions to the Borrower’s covenant to deliver financial statements to allow for such financial statements to be prepared in accordance with the CO2 Penalty Reallocation;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment and Waiver becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2 Amendment to Section 6.01. Section 6.01(b) of the Credit Agreement is hereby amended by inserting the following at the end thereof:

“provided that, notwithstanding the foregoing, in the case of the fiscal quarter of the Borrower ending September 30, 2014, the Borrower shall instead deliver to the Administrative Agent and the Lenders (x) as soon as available, the financial statements described above for such fiscal quarter ending September 30, 2014 and (y) on or prior to December 1, 2014 (or such later date as shall be agreed by the Borrower and the Administrative Agent), the financial statements described above for such fiscal quarter ending September 30, 2014, it being understood and agreed, however, that such financial statements for such fiscal quarter shall not, to the extent of any adjustments that may be required as a result of the events described in, or contemplated by, the Borrower’s Form 8-K filed with the SEC on November 4, 2014, be required to be prepared in accordance with GAAP (and, accordingly, the certification required to accompany such financial statements for such fiscal quarter may contain a limitation that, solely to the extent of any adjustments that may be required as a result of the events described in, or contemplated by, the Borrower’s Form 8-K filed with the SEC on November 4, 2014, such financial statements were not prepared in accordance with GAAP);”

SECTION 3. Limited Waiver. At the request of the Borrower, the Lenders hereby waive any Default that may have arisen under Sections 5.05, 5.15, 5.16, 6.01(a), 6.01(b), 6.03 or 6.09 of the Credit Agreement as a result of the CO2 Penalty Reallocation. The waiver granted pursuant to this Section 3 shall be limited precisely as written, and shall not extend to any Default or Event of Default under the provisions of any Loan Document with respect to any other transaction, event or occurrence, including, specifically, any transaction, event or occurrence that relates to the CO2 Penalty Reallocation but is not described in, or contemplated by, the CO2 Penalty Reallocation 8-K.

SECTION 4. Representations of Borrower. The Borrower represents and warrants that:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement and any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date, and except to the extent that such representations and warranties shall not be true and correct in all material respects as a result of the events described in, or contemplated by, the CO2 Penalty Reallocation 8-K; and

(b) after giving effect to this Amendment and Waiver, no Default or Event of Default will have occurred and be continuing on the Effective Date.

SECTION 5. Governing Law. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6. Counterparts. This Amendment and Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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SECTION 7. Effectiveness. This Amendment and Waiver shall become effective on the date when the Administrative Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof (the “Effective Date”).

SECTION 8. Miscellaneous.

(a) This Amendment and Waiver shall constitute a “Loan Document” under the Credit Agreement.

(b) This Amendment and Waiver, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter of this Amendment and Waiver, the Credit Agreement and the other Loan Documents.

(c) Except to the extent hereby amended, the Credit Agreement and each of the other Loan Documents remain in full force and effect and are hereby ratified and affirmed. This Amendment and Waiver shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (ii) to prejudice any right or rights which the Administrative Agent or any Lender may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the date first above written.

SANDRIDGE ENERGY, INC.

By:	/s/ Eddie LeBlanc III
Name:	Eddie LeBlanc III
Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Amendment and Waiver]

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By:	/s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

[Signature Page to Amendment and Waiver]

Barclays Bank PLC

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

[Signature Page to Amendment and Waiver]

BOKF, N.A. dba Bank of Oklahoma

By:	/s/ Mike Weatherholt
Name: Mike Weatherholt
Title: Vice President

[Signature Page to Amendment and Waiver]

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH

By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By:	/s/ Daria Mahoney
Name: Daria Mahoney
Title: Authorized Signatory

[Signature Page to Amendment and Waiver]

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Higgins
Name: Michael Higgins
Title: Director

[Signature Page to Amendment and Waiver]

CITIBANK, N.A.

By:	/s/ Peter Kardos
Name: Peter Kardos
Title: Vice President

[Signature Page to Amendment and Waiver]

COMERICA BANK

By:	/s/ John S. Lesikar
Name: John S. Lesikar
Title: Vice President

[Signature Page to Amendment and Waiver]

Compass Bank

By:	/s/ Ian Payne
Name: Ian Payne
Title: Vice President

[Signature Page to Amendment and Waiver]

Credit Agricole Corporate and Investment Bank as a Lender

By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Managing Director

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

[Signature Page to Amendment and Waiver]

DEUTSCHE BANK AG NEW YORK
BRANCH, as a Lender

By:	/s/ Kirk L. Tashjian
Name: Kirk L. Tashjian
Title: Vice President

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Signature Page to Amendment and Waiver]

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Signature Page to Amendment and Waiver]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Anson D. Williams
Name: Anson D. Williams
Title: Authorized Officer

[Signature Page to Amendment and Waiver]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Dravenstott
Name: John Dravenstott
Title: Vice President

[Signature Page to Amendment and Waiver]

MidFirst Bank, as a Lender

By:	/s/ Steve A. Griffin
Name: Steve A. Griffin
Title: Senior Vice President

[Signature Page to Amendment and Waiver]

MORGAN STANLEY BANK, N.A.

By:	/s/ Matthew Meyers
Name: Matthew Meyers
Title: Authorized Signatory

[Signature Page to Amendment and Waiver]

MUFG UNION BANK, N.A.

By:	/s/ Rachel Bowman
Name: Rachel Bowman
Title: Vice President

[Signature Page to Amendment and Waiver]

Natixis, New York Branch

By:	/s/ Justin Bellamy
Name: Justin Bellamy
Title: Director

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

[Signature Page to Amendment and Waiver]

PNC Bank, NATIONAL ASSOCIATION

By:	/s/ Sandra Aultman
Name: Sandra Aultman
Title: Managing Director

[Signature Page to Amendment and Waiver]

Royal Bank of Canada

By:	/s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

[Signature Page to Amendment and Waiver]

SANTANDER BANK, NA

By:	/s/ Aidan Lanigan
Name: Aidan Lanigan
Title: SVP

By:	/s/ Jason Hill
Name: Jason Hill
Title: SVP

[Signature Page to Amendment and Waiver]

SUNTRUST BANK, as Lender

By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Vice President

[Signature Page to Amendment and Waiver]

The Bank of Nova Scotia

By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

[Signature Page to Amendment and Waiver]

UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

[Signature Page to Amendment and Waiver]

Wells Fargo Bank, N.A.

By:	/s/ Muhammad A. Dhamani
Name: Muhammad A. Dhamani
Title: Vice President

[Signature Page to Amendment and Waiver]